PRESS RELEASE

FOR IMMEDIATE RELEASE                           SUFFOLK [LOGO] BANCORP
                                                  4 West Second Street
Contact:  Douglas Ian Shaw                        Riverhead, NY 11901
          Corporate Secretary      (631) 727-5667 (voice) - (631) 727-3214 (fax)
          (631) 727-5667                       invest@suffolkbancorp.com

      SUFFOLK BANCORP ANNOUNCES 9.3 PERCENT INCREASE IN EARNINGS PER SHARE

      Riverhead, New York, April 8, 2003 -- Suffolk Bancorp (NASDAQ - SUBK) today released the results of its operations during the first quarter of 2003. Net income for the quarter was $5,339,000, up 5.5 percent from $5,061,000 posted during the same period last year. Earnings-per-share for the quarter were $0.47 compared to $0.43, up 9.3 percent. A detailed financial summary follows the text of this release.

      President and CEO Thomas S. Kohlmann remarked, "We are gratified by our consistent performance during a period of considerable economic uncertainty. It should be noted that this performance is in our core bank, and does not include securities gains. We have structured our investment portfolio carefully to preserve both income and cash-flow throughout the current economic pause, and would prefer not to compromise earnings in the long run."

      He went on to say, "The first quarter's results were solid. Return on average equity was 20.86 percent for the first quarter compared to 20.95 percent last year. Return on average assets was 1.67 percent, versus 1.73 percent a year ago. The net interest margin continued to narrow slightly, to 5.42 percent from
5.63 percent, although net interest income increased by 5.5 percent. Average assets grew by 8.9 percent. Our efficiency ratio was 50.04 percent compared to
49.46 percent for the same quarter last year. These all exceed averages in our industry."

      He continued, "We have achieved this by paying close attention to run rates in our core business lines of lending, investments, fees, and deposits. We have managed our non-interest expense carefully, which increased by only 7.3 percent while assets increased by 9.0 percent. We have also managed our capital, seeking to maximize leverage while maintaining regulatory ratios that qualify as "well-capitalized." During the past quarter alone, we have repurchased 405,300 shares, or 3.5 percent of the outstanding, an amount that we believe will augment future earnings-per-share."

      Mr. Kohlmann concluded, "We feel that the best insurance we have is to keep our eyes firmly on profitability, our primary objective. Growth in anything other than earnings, for its own sake, is not in our shareholders' interest. We are cautious in saying so, but we believe that we have positioned ourselves well for the remainder of the year."

      Suffolk Bancorp is a one-bank holding company engaged in the commercial banking business through the Suffolk County National Bank, a full service commercial bank headquartered in Riverhead, New York. "SCNB" is Suffolk Bancorp's wholly owned subsidiary. Organized in 1890, the Suffolk County National Bank has 27 offices in Suffolk County, New York.

      Safe Harbor Statement pursuant to the Private Securities Litigation Reform Act of 1995

      This press release may include statements which look to the future. These can include remarks about Suffolk Bancorp, the banking industry, and the economy in general. These remarks are based on current plans and expectations. They are subject, however, to a variety of uncertainties that could cause future results to vary materially from Suffolk's historical performance, or from current expectations. Factors affecting Suffolk Bancorp include particularly, but are not limited to: changes in interest rates; increases or decreases in retail and commercial economic activity in Suffolk's market area; variations in the ability and propensity of consumers and businesses to borrow, repay, or deposit money, or to use other banking and financial services; and changes in government regulations. The financial summary follows.

PRESS RELEASE               SUFFOLK [LOGO] BANCORP
April 8, 2003
Page 2 of 4


                              STATISTICAL SUMMARY
   (unaudited, in thousands of dollars except for share and per share data)

                                                     1st Q 2003    1st Q 2002       Change
                                                     -----------  ------------     ---------
EARNINGS
                                       Net Income    $     5,339    $     5,061        5.5%
                              Net Interest Income         15,738         14,995        5.0%
                               Earnings Per Share           0.47           0.43        9.3%
                         Cash Dividends Per Share           0.19           0.15       26.7%

AVERAGE BALANCES
                                   Average Assets      1,276,165      1,172,357        8.9%
                                Average Net Loans        781,474        781,643       (0.0%)
                    Average Investment Securities        375,819        258,998       45.1%
                                 Average Deposits      1,141,495      1,050,030        8.7%
                                   Average Equity        102,363         96,615        5.9%

RATIOS
                         Return on Average Equity         20.86%         20.95%       (0.4%)
                         Return on Average Assets          1.67%          1.73%       (3.5%)
                            Average Equity/Assets          8.02%          8.24%       (2.7%)
                         Net Interest Margin (FTE)         5.42%          5.63%       (3.7%)
                                 Efficiency Ratio         50.04%         49.46%        1.2%
                    Tier 1 Leverage Ratio Mar. 31          7.04%          8.26%      (14.8%)
          Tier 1 Risk-based Capital Ratio Mar. 31         10.04%         10.98%       (8.6%)
           Total Risk-based Capital Ratio Mar. 31         10.99%         11.99%       (8.3%)

 ASSET QUALITY                     during period:
                                  Net Charge-offs    $       413          $ 291       41.9%
        Net Charge-offs/Average Net Loans (annual)         0.21%          0.15%       40.0%
                                at end of period:
                 Non-accrual & Restructured Loans    $     1,272          2,319      (45.1%)
                   Foreclosed Real Estate ("OREO")             0              0        0.0%
                      Total Non-performing Assets          1,272          2,319      (45.1%)
                  Allowance/Non-performing Assets        672.33%        380.94%       76.5%
                 Allowance/Loans, Net of Discount          1.07%          1.11%        3.6%
                               Net Loans/Deposits         70.80%         75.12%       (5.8%)

EQUITY
                               Shares Outstanding     11,084,181     11,723,500       (5.5%)
                                    Common Equity    $    98,498    $    97,384        1.1%
                      Book Value Per Common Share           8.89           8.31        7.0%
                           Tangible Common Equity         97,684         96,570        1.2%
             Tangible Book Value Per Common Share           8.81           8.24        6.9%

LOAN DISTRIBUTION               at end of period:
       Commercial, Financial & Agricultural Loans        162,853        144,518       12.7%
                 Commercial Real Estate Mortgages        189,536        169,395       11.9%
                 Real Estate - Construction Loans         38,176         34,960        9.2%
         Residential Mortgages (1st and 2nd Liens)        96,994         88,872        9.1%
                                Home Equity Loans         49,933         33,966       47.0%
                                   Consumer Loans        264,734        319,912      (17.2%)
                                      Other Loans            551            965      (42.9%)
                                                     -----------    -----------
           Total Loans (Net of Unearned Discounts)   $   802,777    $   792,588        1.3%

PRESS RELEASE                SUFFOLK [LOGO] BANCORP
April 8, 2003
Page 3 of 4


                      CONSOLIDATED STATEMENTS OF CONDITION
    (unaudited, in thousands of dollars except for share and per share data)

                                                                               March 31,
                                                                           2003           2002        Change
                                                                       -----------    -----------     -------
ASSETS
Cash & Due From Banks                                                  $    44,078    $    38,389        14.8%
Federal Funds Sold                                                           2,700         22,600       (88.1%)
Investment Securities:
   Available for Sale, at Fair Value                                       362,594        254,657        42.4%
   Obligations of States & Political Subdivisions                            8,178         11,709       (30.2%)
      Federal Reserve Bank Stock                                               638            638         0.0%
      Federal Home Loan Bank Stock                                           1,361          1,361         0.0%
   Corporate Bonds & Other Securities                                          100            100         0.0%
                                                                       -----------    -----------
Total Investment Securities                                                372,871        268,465        38.9%

Total Loans                                                                802,777        792,588         1.3%
   Allowance for Possible Loan Losses                                        8,552          8,834        (3.2%)
                                                                       -----------    -----------
Net Loans                                                                  794,225        783,754         1.3%

Premises & Equipment, Net                                                   21,283         15,732        35.3%
Accrued Interest Receivable, Net                                             5,443          5,712        (4.7%)
Excess of Cost Over Fair Value of Net Assets Acquired                          814            814         0.0%
Other Assets                                                                20,617         22,431        (8.1%)
                                                                       -----------    -----------
    TOTAL ASSETS                                                       $ 1,262,031    $ 1,157,897         9.0%
                                                                       ===========    ===========

LIABILITIES & STOCKHOLDERS' EQUITY
Demand Deposits                                                        $   301,835    $   263,822        14.4%
Savings, N.O.W.'s & Money Market Deposits                                  559,226        487,478        14.7%
Time Certificates of $100,000 or more                                       22,697         30,756       (26.2%)
Other Time Deposits                                                        238,071        261,242        (8.9%)
                                                                       -----------    -----------
     Total Deposits                                                      1,121,829      1,043,298         7.5%

Federal Home Loan Bank Borrowings                                           18,500             --       100.0%
Dividend Payable on Common Stock                                             2,136          1,766        21.0%
Accrued Interest Payable                                                     1,047          1,640       (36.2%)
Other Liabilities                                                           20,021         13,809        45.0%
                                                                       -----------    -----------
    TOTAL LIABILITIES                                                    1,163,533      1,060,513         9.7%
                                                                       -----------    -----------

STOCKHOLDERS' EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized;
   11,084,181 and 11,723,500 shares outstanding at
   March 31, 2003 and 2002, respectively)                                   33,838         33,826         0.0%
Surplus                                                                     19,230         19,165         0.3%
Treasury Stock at Par (2,451,037 and 1,806,718 shares, respectively)        (6,128)        (4,517)       35.7%
Undivided Profits                                                           43,828         49,183       (10.9%)
                                                                       -----------    -----------
                                                                            90,768         97,657        (7.1%)

Accumulated Other Comprehensive Income, Net of Tax                           7,730           (273)   (2,931.5%)
                                                                       -----------    -----------
    TOTAL STOCKHOLDERS' EQUITY                                              98,498         97,384         1.1%

    TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $ 1,262,031    $ 1,157,897         9.0%
                                                                       ===========    ===========

PRESS RELEASE                SUFFOLK [LOGO] BANCORP
April 8, 2003
Page 4 of 4


                        CONSOLIDATED STATEMENTS OF INCOME
    (unaudited, in thousands of dollars except for share and per share data)

                                                     For the 3 Months Ended
                                                      3/31/03       3/31/02     Change
                                                    -----------   -----------  --------
INTEREST INCOME
Federal Funds Sold                                  $        27   $       131   (79.4%)
United States Treasury Securities                           104           139   (25.2%)
Obligations of States & Political Subdivisions              129           141    (8.5%)
Mortgage-Backed Securities                                3,188         2,756    15.7%
U.S. Government Agency Obligations                          826           654    26.3%
Corporate Bonds & Other Securities                           35            15   133.3%
Loans                                                    14,378        15,624    (8.0%)
                                                    -----------   -----------
    Total Interest Income                                18,687        19,460    (4.0%)

INTEREST EXPENSE
Savings, N.O.W.'s & Money Market Deposits                 1,190         1,613   (26.2%)
Time Certificates of $100,000 or more                       135           255   (47.1%)
Other Time Deposits                                       1,604         2,597   (38.2%)
Federal Funds Purchased                                      12            --   100.0%
Interest on Other Borrowings                                  8            --   100.0%
                                                    -----------   -----------
   Total Interest Expense                                 2,949         4,465   (34.0%)

   Net-interest Income                                   15,738        14,995     5.0%
Provision for Possible Loan Losses                          270           300   (10.0%)
                                                    -----------   -----------
   Net-interest Income After Provision                   15,468        14,695     5.3%

OTHER INCOME
Service Charges on Deposit Accounts                       1,412         1,329     6.2%
Other Service Charges, Commissions & Fees                   510           322    58.4%
Fiduciary Fees                                              280           285    (1.8%)
Other Operating Income                                      315           284    10.9%
                                                    -----------   -----------
    Total Other Income                                    2,517         2,220    13.4%

OTHER EXPENSE
Salaries & Employee Benefits                              5,448         5,045     8.0%
Net Occupancy Expense                                       807           675    19.6%
Equipment Expense                                           708           596    18.8%
Other Operating Expense                                   2,171         2,198    (1.2%)
                                                    -----------   -----------
    Total Other Expense                                   9,134         8,514     7.3%

Income Before Provision for Income Taxes                  8,851         8,401     5.4%
Provision for Income Taxes                                3,512         3,340     5.1%
                                                    -----------   -----------
NET INCOME                                          $     5,339   $     5,061     5.5%
                                                    ===========   ===========

           Average:     Common Shares Outstanding    11,311,275    11,767,980    (3.9%)
                           Dilutive Stock Options        42,882        40,656     5.5%
                                                    -----------   -----------
                                    Average Total    11,354,157    11,808,636    (3.8%)

             EARNINGS PER COMMON SHARE      Basic   $      0.47   $      0.43     9.3%
                                          Diluted   $      0.47   $      0.43     9.3%